Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

Note 20 – Subsequent Events

On January 24, 2013, the Company declared a distribution for the period from October 24, 2012 (the date of closing the IPO) through December 31, 2012 of $0.2906 per unit ($0.3875 per unit on a pro-rata basis for the fourth quarter 2012), which was paid on February 14, 2013 to unitholders of record on February 4, 2013.

On April 29, 2013, the Company declared a quarterly distribution for the period from January 1, 2013 to March 31, 2013 of $0.3875 per unit, equivalent to an annual distribution of $1.55.

On May 17, 2013, our wholly owned subsidiary, Seadrill Partners Operating LLC, acquired from Seadrill 100% of the ownership interests in the entities that own and operate the tender rig T-15 for a total purchase consideration of $210 million. Refer to note 1 for further details.

On June 30, 2013, the Company and certain of its subsidiaries entered into an agreement with Seadrill and certain of its subsidiaries to amend the Contribution and Sale Agreement that was entered into with Seadrill at the time of the IPO in October 2012 to convert certain intercompany payables to equity. Pursuant to that amendment, as of June 30, 2013, our accounts and those of Seadrill were adjusted to reflect a net capital contribution in the amount of $20.0 million by Seadrill to Seadrill Operating LP and a net capital contribution in the amount of $20.5 million by Seadrill to Seadrill Capricorn Holdings LLC. No additional units were issued to Seadrill in connection with either of these contributions.

On July 26, 2013, our Board of Directors declared a quarterly cash distribution with respect to the quarter ended June 30, 2013 of $0.4175 per unit, equivalent to $1.67 per unit on an annualized basis.